BERGER BALANCED FUND

                       SUPPLEMENT DATED SEPTEMBER 3, 1997
                      TO PROSPECTUS DATED SEPTEMBER 3, 1997


                  Orders to purchase shares of the Berger Balanced Fund will not be processed until the Fund commences operations, currently scheduled for September 30, 1997. Orders to purchase Fund shares that are received before September 30, 1997, will be treated as orders to purchase Fund shares as of the commencement of operations and will be accepted by the Fund and invested at the initial public offering price of $10 per share on September 30, 1997. Payments accompanying any order received prior to that date will be held uncashed and uninvested by the Fund's transfer agent until processed on September 30, 1997.